EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of The Sportsman’s Guide, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Gregory R. Binkley, Chief Executive Officer, and I, Charles B. Lingen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2005

/s/ Gregory R. Binkley
Gregory R. Binkley, President
(Chief Executive Officer)

/s/ Charles B. Lingen
Charles B. Lingen, Executive Vice President of
Finance and Administration/Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to The Sportsman’s Guide, Inc. and will be retained by The Sportsman’s Guide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.